THE NORTH COUNTRY FUNDS

The North Country Equity Growth Fund                                                            NCEGX

Supplement dated January 25, 2021 to the Prospectus dated

March 30, 2020 of the North Country Funds (the “Prospectus”)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

This Supplement updates and supersedes any contrary information contained in the Prospectus.

The Board of Trustees of The North Country Funds approved changes to the North Country Equity Growth Fund (the “Fund”). The changes, which are described below, will become effective on or about March 30, 2021 (the “Effective Date”).

On the Effective Date, the name of the Fund will change to North Country Large Cap Equity Fund.

On the Effective Date, the following non-fundamental investment policy will be adopted and supersede the Fund’s current non-fundamental investment policy to invest at least 80% of its net assets in a diversified portfolio of equity securities of U.S. companies with mid to large-sized market capitalizations (generally considered to be in excess of $2 billion) that North Country Investment Advisers, Inc. believes have demonstrated fundamental investment value and favorable growth prospects:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies.

Please retain this supplement for future reference.